March 16, 2000

          DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
         SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                        DATED JUNE 1, 1999
                    AS REVISED, AUGUST 10, 1999

1. The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Fund", "Management of the Fund" and "Management Arrangements":

      Effective March 16, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

2. The following information replaces the information contained in the section of the Statement of Additional Information ("SAI") entitled "Management of the Fund - Officers of the Fund":

Stephen E. Canter, President. President, Chief Operating Officer, and Chief
          Investment Officer of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

Mark N. Jacobs, Vice President. Vice President, General Counsel and
          Secretary to the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

Joseph Connolly, Vice President and Treasurer. Director - Mutual Fund
          Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

Steven  F. Newman, Secretary. Associate General Counsel and Assistant
          Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

Michael A. Rosenberg, Assistant Secretary. Associate General Counsel of the
          Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

Janette Farragher, Assistant Secretary. Assistant General Counsel of the
          Manager, and an officer of other investment companies advised and administered by the Manager. She is 37 years old.

Gregory S. Gruber, Assistant Treasurer. Senior Accounting Manager - Municipal
          Bond Funds of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

      The address of each Fund officer is 200 Park Avenue, New York, NY 10166.

3. The following information supplements the information contained in the section of the SAI entitled "Management Arrangements - Distributor":

      Disclosure of the amounts retained by "the distributor" on the sale of shares of the Fund refers to amounts retained by Premier Mutual Fund Services, Inc. ("Premier"), the Fund's distributor prior to March 16, 2000. No information is provided for Dreyfus Service Corporation, as it was not the Fund's distributor as of the Fund's last fiscal year end.